                                  Exhibit 99.2
                                  ------------

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     -----------------------------------------------------------------------

         I, Kenneth L. Hignett, Senior Vice President, Chief Financial Officer and Secretary of Morgan's Foods, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (3) The Quarterly Report on Form 10-Q of the Company for the period ended May 25, 2003 (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                      /s/ Kenneth L. Hignett
                                      -----------------------------------------
                                      Kenneth L. Hignett, Senior Vice President,
                                      Chief Financial Officer and Secretary
July 9, 2003